WE NEED YOUR VOTE IMMEDIATELY!


THE SPECIAL MEETING FOR NEUBERGER BERMAN EQUITY TRUST HAS BEEN ADOURNED FROM
                      OCTOBER 15, 1999 TO NOVEMBER 16, 1999

                       WE HAVE NOT YET RECEIVED YOUR VOTE.

                 NO MATTER HOW MANY SHARES YOU OWN, PLEASE SIGN,
                        DATE AND RETURN YOUR PROXY TODAY.

                             YOUR VOTE IS IMPORTANT!